UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2021

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FORZA INNOVATIONS INC.

(Exact name of registrant as specified in its charter)

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Wyoming	000-56131	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

30 Forzani Way NW

Calgary, Alberta T3Z 1L5

Tel: (702) 205-2064
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Investment Agreement and Registration Rights Agreement

On October 20, 2021, Forza Innovations Inc. (the “Company”) entered into a $3,000,000 equity line financing agreement (the “Investment Agreement”) with Tangiers Global, LLC (“Tangiers”), as well as a registration right agreement related thereto (the “Registration Rights Agreement”). The financing is over a maximum of 36 months. Pursuant to the Registration Rights Agreement, a maximum of 7,000,000 shares of our common stock, par value $0.001 per share (the “Common Stock”) that we may sell to Tangiers from time to time will be registered by us on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for this financing. We are required to use our best efforts to file the Registration Statement within 45 days of the date the Investment Agreement.

Subject to the terms and conditions of the Investment Agreement, from time to time, the Company may, in its sole discretion, deliver a Put Notice to Tangiers which states the number of shares that the Company intends to sell to Tangiers on a closing date. The maximum amount of shares of Common Stock that the Company shall be entitled to put to Tangiers per any applicable Put Notice shall be an amount of shares up to or equal to 100% of the average of the daily trading volume of the Common Stock for the 10 consecutive Trading Days immediately prior to the applicable Put Notice Date (the “Put Amount”). The Put Amount has to be at least $5,000 and cannot exceed $300,000, as calculated by multiplying the Put Amount by the average daily VWAP for the 10 consecutive Trading Days immediately prior to the applicable Put Notice Date. The Purchase Price of the shares of our common stock that we may sell to Tangiers will be 80% of the lowest trading price of the Common Stock during the Pricing Period applicable to the Put Notice.

The closing of a purchase by Tangiers of the shares specified by us in the Put Notice will occur on the date which is no earlier than five and no later than seven trading days following the date Tangiers receives the Put Notice. On a closing date we will sell to Tangiers the shares of our common stock specified in the Put Notice, and Tangiers will pay us an amount equal to the Purchase Price multiplied by the number of shares specified in the Put Notice.

Item 3.02 Unregistered Sales of Equity Securities.

The Company is also required to issue Tangiers 25,000 shares of its Common Stock as a commitment fee which shall be issued and delivered to Investor within 5 Trading Days of the Execution Date. The issuance of the shares to Tangiers will be issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Section 4(a)(2) promulgated thereunder.

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Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
10.1	Investment Agreement between Tangiers Global, LLC and the Company, dated January 21, 2020
10.2	Registration Rights Agreement between Tangiers Global, LLC and the Company, dated January 21, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORZA INNOVATIONS INC.

Date: October 26, 2021	By:	/s/ Johnny Forzani
Johnny Forzani, President & C.E.O.

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